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                                                                 EXHIBIT 10.24.1

            FIRST AMENDMENT TO MASTER REGISTRATION RIGHTS AGREEMENT


          This FIRST AMENDMENT TO MASTER REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of October 26, 1997, by and among Virtual Mortgage Network, Inc. (the "Company") and the investors (the "Investors") whose names and addresses are set forth on the signature pages to that certain Master Registration Rights Agreement, effective as of September 9, 1996, by and among the Company and the Investors (the "Master Registration Rights Agreement"). Unless otherwise defined herein, all capitalized terms used herein have the meanings given to such terms in the Master Registration Rights Agreement.

          WHEREAS, the Company is preparing to undertake an initial public offering ("IPO") of common stock of the Company, or the common stock of any entity into which the Company is merged in connection with the reincorporation of the Company (any such common stock so offered being the "Common Stock"); and


          WHEREAS, as a condition to the IPO, the underwriters of the IPO have requested that the Company and the Investors enter into this Amendment in order to provide an orderly market for the Common Stock after the IPO;

          NOW, THEREFORE, in consideration of the execution of an underwriting agreement by such underwriters and the Company, the public market for the Common Stock that will be created by the IPO and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Investors hereby agree as follows:

          1.    AMENDMENT TO MASTER REGISTRATION RIGHTS AGREEMENT.  The Company
                -------------------------------------------------
and the Investors hereby agree to amend and restate Section 13 of the Master Registration Rights Agreement in its entirety to read as follows:

           "13. "MARKET STAND-OFF" AGREEMENT.
                ----------------------------

                (a) Proposed Public Offering.  The Holders understand that
                    ------------------------
     various underwriters (the "UNDERWRITERS"), which may include Barington Capital Group, L.P. and Value Investing Partners, Inc., propose to enter into an Underwriting Agreement (the "UNDERWRITING AGREEMENT") with the Company providing for the purchase by the Underwriters of shares (the "SHARES") of Common Stock and that the Underwriters propose to offer the Shares to the public. The Holders further understand that the proposed sale of such Shares is the subject of a Registration Statement on Form S-1 which has been filed with the Securities and Exchange Commission and which will include a form of preliminary prospectus to be used in offering such Shares to the public.
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               The Holders hereby irrevocably agree that without the prior written consent of Barington Capital Group, L.P., on behalf of the Underwriters, or any other lead underwriter the Company elects to use in lieu thereof ("BARINGTON"), which consent may be withheld in Barington's sole discretion, the Holders will not offer to sell, contract to sell, sell, distribute, grant any option to purchase, pledge, hypothecate, or otherwise dispose of, directly or indirectly, any shares of Common Stock, or any securities convertible into, or exercisable or exchangeable for, shares of Common Stock, or any securities into which shares of the Company's Common Stock are converted in connection with any reincorporation merger or any securities convertible into or exerciseable or exchangeable for any such securities, for a period of 24 months after the date of the final prospectus relating to the offering of the Shares to the public by the Underwriters ("FINAL PROSPECTUS") except for the exercise by the Holders of outstanding options granted by the Company or pursuant to any options granted or to be granted pursuant to employee stock option plans (but not the sale, distribution, pledge, hypothecation or other disposition of Common Stock received upon such exercise). After such period, any such securities owned by a Holder may be sold without restriction hereunder, subject to applicable securities laws and regulations. Notwithstanding the foregoing, (i) each Holder may sell shares of any such securities commencing 12 months after the date of the Final Prospectus in the event the closing price of the Common Stock on NASDAQ has been at least 200% of the initial public offering price per share of Common Stock for a period of 20 consecutive trading days ending within five days of such sale, and such sale is completed at a price in excess of 200% of the initial public offering price per share of Common Stock, or (ii) each Holder may sell up to 50% of any such securities commencing 18 months after the date of the Final Prospectus, without regard to the market price of the Common Stock.

               The Holders agree that, without the prior written consent of Barington, they will not, during the period commencing on the date hereof and ending 24 months after the date of the Final Prospectus, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock, or any securities into which shares of the Company's Common Stock are converted in connection with any reincorporation merger or any securities convertible into or exerciseable or exchangeable for any such securities. It is understood that if the Underwriting Agreement does not become effective prior to April 1, 1998, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Shares, the Holders' obligations under this Section 13(a) shall terminate.

               (b)  Subsequent Offerings.  The Holders hereby further agree that
                    --------------------
     following the completion of the offering contemplated in Section 13(a) or the termination of the restrictions under Section 13(a), the Holders shall not, to the

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     extent requested by the Company and an underwriter of Common Stock (or other securities), sell or otherwise transfer or further dispose of any shares of Common Stock, or any securities convertible into or exercisable for, shares of Common Stock, or any securities into which shares of the Company's Common Stock are converted in connection with any reincorporation merger or any securities convertible into or exerciseable or exchangeable for any such securities, in a market transaction during the 180-day period following the effective date of a registration statement of the Company filed under the Securities Act of 1933, as amended.

               (c)  Enforcement.  In order to enforce the foregoing covenant,
                    -----------
     the Company may impose stop-transfer instructions with respect to the applicable securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such 24-month or 180-day period, as applicable."

          2.   APPROVAL.
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          The undersigned approves the assignment of this Agreement by the
Company to a successor corporation by operation of law in connection with the reincorporation of the Company in Delaware. The undersigned hereby approves the Company's Registration Statement on Form S-1 in substantially the form filed by the Company with the Securities and Exchange Commission on October 21, 1997 and the registration of the shares of Common Stock thereunder.

          3.   EFFECT OF AMENDMENT.
               -------------------

          Except as amended pursuant to the terms of this Agreement, the terms and conditions of the Master Registration Rights Agreement shall remain unmodified and in full force and effect.

          4.   GOVERNING LAW.
               -------------

          This Agreement shall be governed by, interpreted under, and construed and enforced in accordance with the internal laws, and not the laws pertaining to conflicts or choice of laws, of the State of Delaware applicable to agreements made and to be performed wholly within the State of Delaware.

          5.   COUNTERPARTS.
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          This Agreement may be executed in separate counterparts, each of which shall be deemed to be an original, and when executed, separately or together, shall constitute a single original instrument, effective in the same manner as if the parties hereto had executed one and the same instrument.

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          6.   SEVERABILITY.
               ------------

          The provisions of this Agreement are severable. The invalidity, in whole or in part, of any provision of this Agreement shall not affect the validity or enforceability of any other of its provisions. If one or more provisions hereof shall be declared invalid or unenforceable, the remaining provisions shall remain in full force and effect and shall be construed in the broadest possible manner to effectuate the purposes hereof. The parties further agree to replace such void or unenforceable provisions of this Agreement with valid and enforceable provisions which will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provisions.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.


                                    "COMPANY"

                                    VIRTUAL MORTGAGE NETWORK, INC.,

                                    By:_________________________________________
                                         Name:__________________________________
                                         Title:_________________________________


                                    "INVESTOR"

                                    BY: ________________________________________
                                    Authorized Signatory:_______________________

                                    Printed Name: ______________________________
                                    Title (if applicable):______________________
                                    Address (if different from Company records):
                                    ____________________________________________
                                    ____________________________________________
                                    ____________________________________________

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                                 ATTACHMENT 1

                        VIRTUAL MORTGAGE NETWORK, INC.

               LIST OF INVESTORS SIGNING THE FIRST AMENDMENT TO
                     MASTER REGISTRATION RIGHTS AGREEMENT

1.   Ricardo Alberty
2.   Richard P. Azwell
3.   Robert L. & Mildred R. Baker, Trustees of the Baker Revocable Trust
4.   Todd A. Baxter
5.   Lanny Baxter
6.   Rose Baxter
7.   Donald B. Baxter
8.   James I. Betson/Dorothy E. Betson
9.   Albert E. Bonte, Trustee of the Mary-Lucille Bonte Trust
10.  Michael Canepa
11.  Thomas E. Chivers
12.  Yong W. Chung, M.D., Yong W. Chung, M.D. Profit Sharing
13.  Yong Wun Chung & Seung Ja Chung
14.  Robert V. Dolan/Dolan Family Trust
15.  Robert D. Currier and Annette L. Currier
16.  Clark W. Davis
17.  David H. Frederick, Trustee of the Frankenfield Trust U/A 2/26/87
18. David H. Frederick, Trustor and Trustee of the David H. Frederick Trust U/A 2/26/87
19.  Lois I. Frost
20.  Alfred B. Gibson
21.  Robert R. Hayes & Jeane E. Hayes
22.  Intel by Randy Tinsley - Asst. Treasurer and Salish Rishi
23.  Lindsay P. Jones
24.  Nannette B. Kearney
25.  Duane L. Kropf
26. Leo W. Kwan, M.D., Leo W. Kwan, M.D, a Medical Corporation Employees Retirement Trust
27.  Sandra C. Larison, Trustee of the Larison Family Trust
28.  Janis D. Liss, Trustee of the Liss Trust
29.  Gary A. Ludi
30.  Fred Martel, Trustee of the Martel Trust dated 10/6/89
31.  John K. Mertz & Valerie I. Emery
32.  Leslie Mitsuka
33.  Viet Quoc Nguyen
34.  David Payne
35.  William F. Persons
36.  Frank E. Raab & Sally H. Raab
37.  DeWayne Reding
38.  Brandi Rees
39.  Hubert M. Reid
40.  James S. Ro
41.  Ted H. Rowcliffe
42.  Robert C. Rupert, Trustee of the Rupert 1993 Family Trust
43. Gilbert Strange, Trustee of the Gilbert and Rosalinda Strange 1988 Living Trust of 9/23/88
44.  Merrill VanderMayden

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45.  Jose L. Velazquez, M.D.
46.  Jose David Velazquez
47.  Mary Jean Walther and Robert Walther
48.  Julie Walther-Vincent
49.  Ann W. Cope, Partner of Carlye C. Wattis & Co.
50.  Florence Singer Whalen
51.  Ronald C. Bartholomew, Trustee of the Zogob Family Business Trust